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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of Earliest Event Reported): September 30, 2000


                          NEWMONT MINING CORPORATION
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            (Exact name of registrant as specified in its charter)

            DELAWARE                        1-1153                13-2526632
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(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer
         incorporation)                                      Identification No.)



                  1700 LINCOLN STREET, DENVER, COLORADO 80203
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             (Address and zip code of principal executive offices)

                                (303) 863-7414
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             (Registrant's telephone number, including area code)


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        (Former name or former address, if changed since last report.)

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Item 5.        Other Events.

               Newmont Mining Corporation ("Newmont") and Battle Mountain Gold Company ("Battle Mountain") are parties to a Merger Agreement dated June 21, 2000. Attached hereto are certain historical financial data of Battle Mountain and Pro Forma Financial Statements of Newmont giving effect to a merger of Newmont and Battle Mountain assuming such a merger had occured as of September 30, 2000.

Item 7.        Financial Statements, Pro Forma Financial Statements and
               Exhibits.

        (a)    See Item 7(c)

        (b)    See Item 7(c)

        (c)    Exhibits

        23.1   Consent of PricewaterhouseCoopers LLP

        99.1 Audited financial statements of Battle Mountain for the year ended December 31, 1999, incorporated by reference from Battle Mountain's Annual Report on Form 10-K/A for the year ended December 31, 1999 filed with the Commission on November 22, 2000.

        99.2 Unaudited financial statements of Battle Mountain for the quarter ended September 30, 2000, incorporated by reference from Battle Mountain's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 filed with the Commission on November 14, 2000.

        99.3 Pro Forma financial statements of Newmont Mining Corporation and Battle Mountain giving effect to a merger of Newmont Mining Corporation and Battle Mountain assuming such a merger had occurred as of September 30, 2000.



                                      -2-
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2000


                                            NEWMONT MINING CORPORATION



                                            By: /s/ Timothy J. Schmitt
                                                --------------------------------
                                            Name: Timothy J. Schmitt
                                            Title: Vice President and Secretary